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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 333-17217



                                EQ ADVISORS TRUST

          SUPPLEMENT DATED JULY 24, 2000 TO THE STATEMENT OF ADDITIONAL
                          INFORMATION DATED MAY 1, 2000

This Supplement further updates certain information contained in the above-dated Statement of Additional Information ("SAI") of EQ Advisors Trust ("Trust") regarding one Portfolio of the Trust, i.e., the "FI Small/Mid Cap Value Portfolio," which was previously referred to as the "Warburg Pincus Small Company Value Portfolio." Effective July 24, 2000, Fidelity Management & Research Company replaced Credit Suisse Asset Management, LLC as the Adviser to this Portfolio and the name of the portfolio was changed to "FI Small/Mid Cap Value Portfolio." You may obtain a copy of the SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104.

INFORMATION REGARDING THE FI SMALL/MID CAP VALUE PORTFOLIO

The information below further updates the information regarding the FI Small/Mid Cap Value Portfolio and should replace Fundamental Restriction (1)(b) located in the section of the SAI captioned "TRUST POLICIES -- FUNDAMENTAL RESTRICTIONS":

b. as a matter of non-fundamental operating policy, no Portfolio, except the Lazard Large Cap Value Portfolio and the FI Small/Mid Cap Value Portfolio, will purchase additional securities when money borrowed exceeds 5% of its total assets;

The information below updates information regarding the FI Small/Mid Cap Value Portfolio and should revise the first sentence of Nonfundamental Restriction (2) located in the section of the SAI captioned "TRUST POLICIES -- NONFUNDAMENTAL RESTRICTIONS":

The FI/Small Small/Mid Cap Value Portfolio may purchase: (a) illiquid securities, (b) securities restricted as to resale (excluding securities determined by the Board of Trustees to be readily marketable), and (c) repurchase agreements maturing in more than seven days unless, as a result, more than 15% of its net assets would be invested in such securities.

The information regarding the FI Small/Mid Cap Value Portfolio in Appendix A of the SAI, has been revised to permit the Portfolio to invest or utilize the following investment strategies and instruments to the extent permitted in the
SAI: asset backed securities; floaters, inverse floaters, Brady Bonds, foreign OTC options, forward commitments, hybrid instruments, loan participations, mortgage-related securities, municipal securities, passive foreign investment companies, payment in-kind bonds, real estate investment trusts, reverse repurchase agreements, structured notes, swap transactions and zero coupon bonds. The information regarding the FI Small/Mid Cap Value Portfolio in Appendix A of the SAI, has been revised to reflect that the Portfolio may invest up to 15% of its net assets in illiquid securities.